UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 24, 2003
                                                --------------------------------


                        Morgan Stanley ABS Capital I Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                         333-104046                           13-3939229
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

1585 Broadway, New York, New York                                          10036
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 296-7000
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

            Attached as exhibits are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Commission on February 17, 1995, to the Public Securities Association) furnished to the Registrant by Morgan Stanley & Co. Incorporated (the "Underwriter") in respect of the Registrant's proposed offering of certain classes of the Morgan Stanley ABS Capital I Inc. Trust 2003-NC10, Mortgage Pass-Through Certificates, Series 2003-NC10 (such classes, the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-104046) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials and Collateral Term Sheets by reference in the Registration Statement.

            The Computational Materials and Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Computational Materials and Collateral Term Sheets.

            Any statement or information contained in the Computational Materials and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            (99.1)                              Computational Materials prepared
                                                by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                certain classes of the Morgan
                                                Stanley ABS Capital I Inc. Trust
                                                2003-NC10, Mortgage Pass-Through
                                                Certificates, Series 2003-NC10.

            (99.2)                              Computational Materials prepared
                                                by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                certain classes of the Morgan
                                                Stanley ABS Capital I Inc. Trust
                                                2003-NC10, Mortgage Pass-Through
                                                Certificates, Series 2003-NC10.

            (99.3)                              Collateral Term Sheets prepared
                                                by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                certain classes of the Morgan
                                                Stanley ABS Capital I Inc. Trust
                                                2003-NC10, Mortgage Pass-Through
                                                Certificates, Series 2003-NC10.

            (99.4)                              Collateral Term Sheets prepared
                                                by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                certain classes of the Morgan
                                                Stanley ABS Capital I Inc. Trust
                                                2003-NC10, Mortgage Pass-Through
                                                Certificates, Series 2003-NC10.

            (99.5)                              Collateral Term Sheets prepared
                                                by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                certain classes of the Morgan
                                                Stanley ABS Capital I Inc. Trust
                                                2003-NC10, Mortgage Pass-Through
                                                Certificates, Series 2003-NC10.

            (99.6)                              Collateral Term Sheets prepared
                                                by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                certain classes of the Morgan
                                                Stanley ABS Capital I Inc. Trust
                                                2003-NC10, Mortgage Pass-Through
                                                Certificates, Series 2003-NC10.

            (99.7)                              Collateral Term Sheets prepared
                                                by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                certain classes of the Morgan
                                                Stanley ABS Capital I Inc. Trust
                                                2003-NC10, Mortgage Pass-Through
                                                Certificates, Series 2003-NC10.

            (99.8)                              Collateral Term Sheets prepared
                                                by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                certain classes of the Morgan
                                                Stanley ABS Capital I Inc. Trust
                                                2003-NC10, Mortgage Pass-Through
                                                Certificates, Series 2003-NC10.

            (99.9)                              Collateral Term Sheets prepared
                                                by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                certain classes of the Morgan
                                                Stanley ABS Capital I Inc. Trust
                                                2003-NC10, Mortgage Pass-Through
                                                Certificates, Series 2003-NC10.

            (99.10)                             Computational Materials prepared
                                                by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                certain classes of the Morgan
                                                Stanley ABS Capital I Inc. Trust
                                                2003-NC10, Mortgage Pass-Through
                                                Certificates, Series 2003-NC10.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MORGAN STANLEY ABS CAPITAL I INC.



Date:  September 25, 2003
                                      By:    /s/ Valerie H. Kay
                                          ---------------------------------
                                          Name:  Valerie H. Kay
                                          Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

(99.1)                  Computational Materials prepared              (E)
                        by Morgan Stanley & Co.
                        Incorporated in connection with certain
                        classes of the Morgan Stanley ABS
                        Capital I Inc. Trust 2003-NC10,
                        Mortgage Pass-Through
                        Certificates, Series 2003-NC10.

(99.2)                  Computational Materials prepared              (E)
                        by Morgan Stanley & Co.
                        Incorporated in connection with certain
                        classes of the Morgan Stanley ABS
                        Capital I Inc. Trust 2003-NC10,
                        Mortgage Pass-Through
                        Certificates, Series 2003-NC10.

(99.3)                  Collateral Term Sheets prepared               (E)
                        by Morgan Stanley & Co.
                        Incorporated in connection with certain
                        classes of the Morgan Stanley ABS
                        Capital I Inc. Trust 2003-NC10,
                        Mortgage Pass-Through
                        Certificates, Series 2003-NC10.

(99.4)                  Collateral Term Sheets prepared               (E)
                        by Morgan Stanley & Co.
                        Incorporated in connection with certain
                        classes of the Morgan Stanley ABS
                        Capital I Inc. Trust 2003-NC10,
                        Mortgage Pass-Through
                        Certificates, Series 2003-NC10.

(99.5)                  Collateral Term Sheets prepared               (E)
                        by Morgan Stanley & Co.
                        Incorporated in connection with certain
                        classes of the Morgan Stanley ABS
                        Capital I Inc. Trust 2003-NC10,
                        Mortgage Pass-Through
                        Certificates, Series 2003-NC10.

(99.6)                  Collateral Term Sheets prepared               (E)
                        by Morgan Stanley & Co.
                        Incorporated in connection with certain
                        classes of the Morgan Stanley ABS
                        Capital I Inc. Trust 2003-NC10,
                        Mortgage Pass-Through
                        Certificates, Series 2003-NC10.

(99.7)                  Collateral Term Sheets prepared               (E)
                        by Morgan Stanley & Co.
                        Incorporated in connection with certain
                        classes of the Morgan Stanley ABS
                        Capital I Inc. Trust 2003-NC10,
                        Mortgage Pass-Through
                        Certificates, Series 2003-NC10.

(99.8)                  Collateral Term Sheets prepared               (E)
                        by Morgan Stanley & Co.
                        Incorporated in connection with certain
                        classes of the Morgan Stanley ABS
                        Capital I Inc. Trust 2003-NC10,
                        Mortgage Pass-Through
                        Certificates, Series 2003-NC10.

(99.9)                  Collateral Term Sheets prepared               (E)
                        by Morgan Stanley & Co.
                        Incorporated in connection with certain
                        classes of the Morgan Stanley ABS
                        Capital I Inc. Trust 2003-NC10,
                        Mortgage Pass-Through
                        Certificates, Series 2003-NC10.

(99.10)                 Computational Materials prepared              (E)
                        by Morgan Stanley & Co.
                        Incorporated in connection with certain
                        classes of the Morgan Stanley ABS
                        Capital I Inc. Trust 2003-NC10,
                        Mortgage Pass-Through
                        Certificates, Series 2003-NC10.